                           LIMITED POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Seth Kalvert and Linda C.
Frazier with full power of substitution, the undersigned's true and lawful attorney-in-fact to:

     (1)  execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of TripAdvisor, Inc. (the "Company"), from time to time the following U.S. Securities and Exchange Commission ("SEC")
forms: (i) Form ID, including any attached documents, to effect the assignment of codes to the undersigned to be used in the transmission of information to the
SEC using the EDGAR System; (ii) Form 3, Initial Statement of Beneficial
Ownership of Securities, including any attached documents; (iii) Form 4,
Statement of Changes in Beneficial Ownership of Securities, including any attached documents; (iv) Form 5, Annual Statement of Beneficial Ownership of
Securities in accordance with Section 16(a) of the Securities Exchange Act of
1934, as amended, and the rules thereunder, including any attached documents;
and (v) amendments of each thereof, in accordance with the Securities Exchange
Act of 1934, as amended, and the rules thereunder, including any attached documents;

     (2)  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5 or any amendment(s) thereto, and timely file such form(s) with the SEC and any securities exchange, national association or similar authority; and

     (3)  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

     The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934, as amended.  The undersigned hereby agrees to indemnify the attorney in fact and the Company from and against any demand, damage, loss, cost or expense arising from any false or misleading information provided by the undersigned to the attorney-in fact.

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file such forms with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of March 25, 2020.

                                   /s/ M. Gregory O'Hara
                                   -------------------------------------------
                                   M. Gregory O'Hara

                                   /s/ M. Gregory O'Hara
                                   -------------------------------------------
                                   Certares Holdings LLC
                                   By: Certares Management LLC
                                   By:  M. Gregory O'Hara
                                   Title: Founder and Senior Managing Director

                                   /s/ M. Gregory O'Hara
                                   -------------------------------------------
                                   Certares Holdings (Blockable) LLC
                                   By: Certares Management LLC
                                   By:  M. Gregory O'Hara
                                   Title: Founder and Senior Managing Director

                                   /s/ M. Gregory O'Hara
                                   -------------------------------------------
                                   Certares Holdings (Optional) LLC
                                   By: Certares Management LLC
                                   By:  M. Gregory O'Hara
                                   Title: Founder and Senior Managing Director

                                   /s/ M. Gregory O'Hara
                                   -------------------------------------------
                                   Certares LTRIP LLC
                                   By: Certares Management LLC
                                   By:  M. Gregory O'Hara
                                   Title: Founder and Senior Managing Director

                                   /s/ M. Gregory O'Hara
                                   -------------------------------------------
                                   Certares Management LLC
                                   By:  M. Gregory O'Hara
                                   Title: Founder and Senior Managing Director

                                   /s/ M. Gregory O'Hara
                                   -------------------------------------------
                                   Clementine Investments LLC
                                   By:  M. Gregory O'Hara
                                   Title: Managing Member

                                   /s/ Colin Farmer
                                   -------------------------------------------
                                   Colin Farmer

                                   /s/ Colin Farmer
                                   -------------------------------------------
                                   Pemrose Corporation
                                   By:  Colin Farmer
                                   Title: President